EXHIBIT 10.65

                    FIRST AMENDMENT TO CAPITAL CALL AGREEMENT


           This FIRST AMENDMENT TO CAPITAL CALL AGREEMENT (this "Amendment") is dated as of this 27th day of February, 2001, by and among Heller Financial, Inc., a Delaware Corporation (in its individual capacity, "Heller"), as Agent (in such capacity, "Agent") on behalf of the Lenders party to the Credit Agreement described below, Harvest Partners III, L.P., a Delaware limited partnership ("Harvest LP"), Lund International Holdings, Inc., a Delaware corporation ("Holdings") and Lund Industries, Incorporated, Deflecta-Shield Corporation, Belmor Autotron Corp., DFM Corp., Auto Ventshade Company and Smittybilt, Inc. (each a "Borrower" and collectively, the "Borrowers").

                                    RECITALS:

A. The Borrowers, Holdings, the other Loan Parties, Heller, as Agent and a Lender, and the other Lenders are parties to a Credit Agreement dated as of February 27, 1998 (as such agreement has from time to time been amended, supplemented or otherwise modified to and including the date hereof and as it shall hereafter be further amended, supplemented or otherwise modified, the "Credit Agreement").

B. The Borrowers, the Agent, Holdings and Harvest LP are parties to a Capital Call Agreement dated as of November 14, 2000 (as amended, supplemented or modified to and including the date hereof and as it shall hereafter be further amended, supplemented or otherwise modified, the "Capital Call Agreement").

C. Holdings, the Borrowers, Harvest LP and the Agent desire to make certain modifications to the Capital Call Agreement to accelerate the contribution of an additional equity investment in Holdings in order to provide additional funds to Holdings and the Borrowers to meet their obligations.

           NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged and intending to be bound hereby, the Agent, Holdings, the Borrowers and Harvest LP hereby agree as follows:

           1. Recitals. The Recitals set forth above are incorporated into this Amendment and the Capital Call Agreement.

           2. Defined Terms. All capitalized terms used in this Amendment without definition shall have the same meanings as those ascribed them in the Credit Agreement or the Capital Call Agreement.



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           3. Amendments. Upon the Agent's acceptance hereof in the space provided for that purpose below and satisfaction of the conditions precedent specified in Section 5 hereof, the Capital Call Agreement shall be and hereby is amended as follows:

           3.1. Paragraph 2(a) of the Capital Call Agreement is hereby amended in its entirety to read as follows:

                     "(a)      Harvest LP hereby agrees that:

                                 (i) On or before December 31, 2000, Harvest LP
                      shall, or shall cause a designee of Harvest LP acceptable to the Agent in its sole discretion to, make a contribution of Five Million Dollars ($5,000,000) to the equity of Holdings (the "First Installment of the First Capital Call"). Holdings shall immediately thereafter contribute the entire $5,000,000 amount of the First Installment of the First Capital Call to the equity of such Borrower or Borrowers as the Agent may require. Such Borrower or Borrowers shall immediately thereafter apply the entire $5,000,000 amount of the First Installment of the First Capital Call to reduce the outstanding principal balance of the Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment; provided, however, that upon the making of the First Installment of the First Capital Call, the Agent shall immediately establish a reserve on the Borrowing Base equal to the amount of the First Installment of the First Capital Call.

                                 (ii) On or before March 31, 2001, Harvest LP
                      shall, or shall cause a Designee of Harvest LP acceptable to the Agent in its sole discretion to, make a contribution of One Million Five Hundred Sixty-Two Thousand Five Hundred Dollars ($1,562,500) to the equity of Holdings (the "Second Installment of the First Capital Call", and together with the First Installment of the First Capital Call collectively referred to as the "First Capital Call"). Holdings shall immediately thereafter contribute the entire $1,562,500 amount of the Second Installment of the First Capital Call to the equity of such Borrower or Borrowers as the Agent may require. Such Borrower or Borrowers shall immediately thereafter apply the entire $1,562,500 amount of the Second Installment of the First Capital Call to reduce the outstanding principal balance of the Revolving Loans, but not as a permanent reduction of the Revolving Loan Commitment; provided, however, that upon the making of the Second Installment of the First Capital Call, the Agent shall immediately establish a reserve on the Borrowing Base equal to the amount of the Second Installment of the First Capital Call."

           3.2. The Capital Call Agreement is hereby amended to provide that wherever reference is made therein to the dollar figure "$5,000,000" as the amount of the First Capital Call, such reference to the dollar figure "$5,000,000" shall be modified to read "$6,562,500" and wherever reference is made therein to the dollar figure "$5,000,000" as the amount of the Second Capital Call, such reference to the dollar figure "$5,000,000" shall be modified to read "$3,437,500".



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           4. Representations. In order to induce the Agent to execute and deliver this Amendment, Holdings, Harvest LP and the Borrowers hereby represent to the Agent that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in the Capital Call Agreement are and shall be and remain true and correct and Holdings, Harvest LP and the Borrowers are in full compliance with all of the terms and conditions of the Capital Call Agreement.

           5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

                      (a) The Agent shall have received copies executed or certified (as may be appropriate) of:

                                 (i) this Amendment; and

                                 (ii) resolutions of the board of directors of
                      each of Holdings and each Borrower and the members of the general partner of Harvest LP authorizing the execution, delivery and performance of this Amendment.

                      (b) All legal matters incident to the execution and delivery hereof and of the instruments and documents contemplated hereby shall be satisfactory to the Agent and its counsel; and

                      (c) As of the date this Amendment is to become effective, the Borrowers, Holdings and Harvest LP shall be in full compliance with all the terms and conditions of the Capital Call Agreement as amended.

           6. Miscellaneous.

           6.1. Credit Agreement Unimpaired. The Borrowers and Holdings hereby agree that notwithstanding the execution and delivery hereof, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and that any rights and remedies of the Agent and the Lenders thereunder, obligations of the Loan Parties thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect and shall not be affected, impaired or discharged hereby.

           6.2. Effect of Amendment. Except as specifically amended and modified hereby, the Capital Call Agreement and the Credit Agreement and other Loan Documents shall stand and remain unchanged and in full force and effect in accordance with their terms. Except as specifically set forth herein, this Amendment shall not be deemed to be a waiver of any Default or Event of Default or any of the Agent's or the Lenders' rights or remedies all of which are hereby expressly reserved. Reference to this specific Amendment need not be made in any note, instrument or other document making reference to the Capital Call Agreement or the Credit Agreement, any reference to the Capital Call Agreement in any of such shall be deemed to be a reference to the Capital Call Agreement, as amended hereby.



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           6.3. Costs and Expenses. The Borrowers and Holdings jointly and severally agree to pay, on demand, all out-of-pocket costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the fees and expenses of counsel to the Agent with respect to the foregoing.

           6.4. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. This Amendment shall be governed by the internal laws of the State of New York without giving effect to its conflicts of laws principles.









                            [SIGNATURE PAGE FOLLOWS]



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HOLDINGS:                           LUND INTERNATIONAL HOLDINGS, INC.


                                    By:       /s/ Dennis Vollmershausen
                                              -------------------------
                                    Name:     Dennis Vollmershausen
                                              ---------------------
                                    Title:    CEO and President
                                              -----------------



BORROWERS:                          LUND INDUSTRIES, INCORPORATED

                                    By:       /s/ Dennis Vollmershausen
                                              -------------------------
                                    Name:     Dennis Vollmershausen
                                              ---------------------
                                    Title:    CEO and President
                                              -----------------

                                    DEFLECTA-SHIELD CORPORATION

                                    By:       /s/ Dennis Vollmershausen
                                              -------------------------
                                    Name:     Dennis Vollmershausen
                                              ---------------------
                                    Title:    CEO and President
                                              -----------------

                                    BELMOR AUTOTRON CORP.

                                    By:       /s/ Dennis Vollmershausen
                                              -------------------------
                                    Name:     Dennis Vollmershausen
                                              ---------------------
                                    Title:    Chief Executive Officer
                                              -----------------------


                                    DMF CORP.

                                    By:       /s/ Dennis Vollmershausen
                                              -------------------------
                                    Name:     Dennis Vollmershausen
                                              ---------------------
                                    Title:    CEO and President
                                              -----------------

                                    AUTO VENTSHADE COMPANY

                                    By:       /s/ Dennis Vollmershausen
                                              -------------------------
                                    Name:     Dennis Vollmershausen
                                              ---------------------
                                    Title:    CEO and President
                                              -----------------

                                    SMITTYBILT, INC.

                                    By:       /s/ Dennis Vollmershausen
                                              -------------------------
                                    Name:     Dennis Vollmershausen
                                              ---------------------
                                    Title:    CEO and President
                                              -----------------

AGENT:                              HELLER FINANCIAL, INC.


                                    By:          /s/ Marc Pressler
                                                 -----------------
                                    Name:        Marc Pressler
                                                 -------------
                                    Title:       Vice President
                                                 --------------


HARVEST LP                          HARVEST PARTNERS III, L.P.

                                    By:  Harvest Associates III, LLC, its
                                         general partner

                                    By:          /s/ Ira Kleinman
                                                 ----------------
                                    Name:        Ira Kleinman
                                                 ------------
                                    Title:
                                                 ------------

                  CONSENT AND REAFFIRMATION BY OTHER GUARANTORS


           The undersigned have heretofore executed and delivered to the Agent, Guarantees dated as of February 27, 1998, pursuant to which the undersigned have guarantied Borrowers' and Holdings' obligations to the Agent and the Lenders. The undersigned hereby consent to the foregoing First Amendment to Capital Call Agreement as set forth above and reaffirm and confirm that their Guarantees and all of the undersigneds' obligations thereunder remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Capital Call Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guarantees referred to above.

                                    LUND ACQUISITION CORP.

                                    By:         /s/ Dennis Vollmershausen
                                                -------------------------
                                    Name:       Dennis Vollmershausen
                                                ---------------------
                                    Title:      President
                                                ---------

                                    BAC ACQUISITION CO.

                                    By:         /s/ Dennis Vollmershausen
                                                -------------------------
                                    Name:       Dennis Vollmershausen
                                                ---------------------
                                    Title:      President
                                                ---------


                                    TRAILMASTER PRODUCTS, INC.

                                    By:         /s/ Dennis Vollmershausen
                                                -------------------------
                                    Name:       Dennis Vollmershausen
                                                ---------------------
                                    Title:      Chief Executive Officer
                                                -----------------------


                                    DELTA III, INC.

                                    By:         /s/ Dennis Vollmershausen
                                                -------------------------
                                    Name:       Dennis Vollmershausen
                                                ---------------------
                                    Title:      President
                                                ---------